Exhibit 4.1

AMENDMENT NO. 12 TO AND WAIVER UNDER

THE CREDIT AGREEMENT

Dated as of November 14, 2005

AMENDMENT NO. 12 TO AND WAIVER UNDER THE CREDIT AGREEMENT, dated as of November 14, 2005 (this “Amendment”), among DRESSER, INC., a Delaware corporation (the “U.S. Borrower”), D.I. LUXEMBOURG S.A.R.L., a corporation organized and existing under the laws of Luxembourg (the “Euro Borrower”, and, collectively with the U.S. Borrower, the “Borrowers”), DRESSER HOLDINGS, INC., a Delaware corporation (“Dresser Holdings” or the “Parent”), DEG ACQUISITIONS, LLC, a Delaware limited liability company (“DEG Acquisitions”), the Lenders listed on the signature pages hereto and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, DEG Acquisitions, the Subsidiary Guarantors, the Lender Parties party thereto and the Agents have entered into a Credit Agreement dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 thereto dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003, Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005, Amendment No. 10 and Waiver thereto dated as of July 14, 2005 and as modified by the Consent dated as of June 3, 2004 and Amendment No. 11 and Waiver thereto dated as of September 29, 2005 (as so amended and modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement). Dresser Holdings has entered into an Assignment and Assumption Agreement dated as of July 3, 2002 with DEG Acquisitions whereby Dresser Holdings assumed the duties and liabilities of DEG Acquisitions under the Credit Agreement and the Security Agreement.

WHEREAS, the Borrowers desire to (a) amend certain provisions of the Credit Agreement and (b) waive certain Defaults and Events of Default under the Credit Agreement, in each case as provided herein;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to grant the Borrowers’ request as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is, effective as of the date hereof, hereby amended as follows:

(a) The definition of “EBITDA” is amended by adding to the table contained therein the following additional rows:

March 31, 2005	U.S.$	37,517,000
June 30, 2005	U.S.$	56,546,000

(b) Section 5.01 is amended by replacing clause (q) with the following:

“(q) On or prior to February 15, 2006, the U.S. Borrower shall furnish to the Agents and the Lender Parties (i) audited annual financial statements for the Fiscal Year ended in 2004, as required by Section 5.03(b) and (ii) to the extent that the annual financial statements for the Fiscal Years ended in 2002 or 2003 are required to be restated in connection with the preparation of such financial statements for the Fiscal Year ended in 2004, revised audited financial statements for such Fiscal Years, as required by Section 5.03(b), it being agreed that the delivery of the financial statements contained in the U.S. Borrower’s Annual Report on Form 10-K for the Fiscal Year ended in 2004, if such financial statements include the restated annual financial statements for the Fiscal Years ended in 2002 or 2003, shall satisfy the requirements of this clause (ii).”

SECTION 2. Waiver and Standstill. (a) Subject to Section 3 hereof, the Required Lenders hereby waive any Default or Event of Default in respect of the provisions of Sections 2.06(b)(ii) (but only in respect of equity proceeds in an amount not greater than $10,000,000 used to finance an asset acquisition), 2.07(a), 2.08(c), 3.01(a)(vi), 3.01(c), 3.01(e), 3.01(i), 3.02, 4.01(g), 4.01(h), 4.01(i), 4.01(j), 4.01(q)(ii), 5.01(a), 5.01(g), 5.02(b)(ii)(F) and (G), 5.02(f)(vii), (viii) and (ix), 5.02(g), 5.03(a), 5.03(b), 5.03(c), 5.03(d), 5.04(a) and 5.04(b) of the Credit Agreement and any related or substantially comparable provision of any Loan Document, in each case consisting of, resulting from or relating in any respect to (i) the re-audit, revision or restatement of any financial statement delivered prior to the date of this Amendment by the U.S. Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, representation or warranty relating thereto and any error, defect or deficiency in accounting procedures or in the application of accounting principles reflected thereby or relating thereto), (ii) any failure to deliver any such financial statement or the 2004 audited annual financial statements when or as required, except as required by Section 5.01(q), (iii) any failure to comply with any obligation that became required to be performed or observed under any of such provisions by reason of the occurrence of any such Default or Event of Default or (iv) any misstatement as to the absence of any such Default or Event of Default.

(b) Subject to Section 3 hereof, the Required Lenders waive any Default or Event of Default now existing or hereafter arising under Section 6.01(e) of the Credit Agreement

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resulting from a default under Section 4.03 of the Indenture under which the Senior Subordinated Debt was issued; provided, however, that the exercise by the Trustee or the requisite holders of Senior Subordinated Notes of their right to give a notice of acceleration pursuant to Section 6.02 of such Indenture by reason of the existence of such default under Section 4.03 of the Indenture shall constitute an immediate Event of Default.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the conditions set forth in this Section 3 to this Amendment shall have been fulfilled to the satisfaction of the Administrative Agent.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(ii) Payment of Fees and Expenses. The U.S. Borrower shall have paid (a) to the Administrative Agent, for the benefit of each Lender executing this Amendment on or before November 10, 2005, a fee equal to 0.05% of the aggregate Revolving Credit Commitments and Tranche C Term Advances of each such Lender and (b) all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

(iii) Execution of Consent. The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities listed therein.

(iv) Waiver Under Refinancing Loan Agreement. The requisite number of lenders under the Refinancing Loan Agreement shall have agreed to waive any defaults under the Refinancing Loan Agreement arising from the matters referred to herein, on terms satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

(a) On the date hereof, after giving effect to this Amendment, (i) no event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default and (ii) all representations and warranties set forth in the Loan Documents shall be true and correct in all material respects.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrowers of this Amendment and by the Guarantors and the Grantors of the consent attached hereto or other transactions contemplated hereby.

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(c) This Amendment has been duly executed and delivered by the Borrowers. The consent attached hereto has been duly executed and delivered by each of the Guarantors and the Grantors. This Amendment and each of the other Loan Documents, as amended hereby, to which each Borrower, each Guarantor and each Grantor is a party are legal, valid and binding obligations of such Borrower, such Guarantor and such Grantor, as applicable, enforceable against such Borrower, such Guarantor and such Grantor, as applicable, in accordance with their respective terms.

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 8. Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

DRESSER, INC., as U.S. Borrower

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

D.I. LUXEMBOURG S.A.R.L., as Euro Borrower

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

DEG ACQUISITIONS, LLC

By:		FIRST RESERVE FUND VIII, L.P., a Delaware limited partnership, its Manager

	By:		FIRST RESERVE GP VIII, L.P., a Delaware limited partnership, its general partner

		By:		FIRST RESERVE CORPORATION, a Delaware corporation, its general partner

		By:		/s/ THOMAS R. DENNISON
			Name:	Thomas R. Dennison
			Title:	Managing Director

DRESSER HOLDINGS, INC.

By:	/s/ JAMES A. NATTIER
Name:	James A. Nattier
Title:	Executive Vice President and Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:		/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:		/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

EXHIBIT A TO AMENDMENT NO. 12

CONSENT

Reference is made to the Credit Agreement, dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003 and Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005, Amendment No. 10 and Waiver thereto dated as of July 14, 2005 and Amendment No. 11 and Waiver thereto dated as of September 29, 2005 and as modified by the Consent dated as of June 3, 2004, among the Borrowers, the Lender Parties party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (such Credit Agreement, as so amended and modified, the “Credit Agreement”).

Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 12 to and Waiver under the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 12 to and Waiver under the Credit Agreement, and (b) the Collateral Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations and the Guaranteed Obligations, respectively (in each case, as defined therein).

DEG ACQUISITIONS, LLC

By:		FIRST RESERVE FUND VIII, L.P., a Delaware limited partnership, its Manager

	By:		FIRST RESERVE GP VIII, L.P., a Delaware limited partnership, its general partner

By:		FIRST RESERVE CORPORATION, a Delaware corporation, its general partner

	By:		/s/ THOMAS R. DENNISON
		Name:	Thomas R. Dennison
		Title:	Managing Director

DRESSER HOLDINGS, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

DRESSER INTERNATIONAL, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

DRESSER RE, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

DRESSER RUSSIA, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

LVF HOLDING CORPORATION

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

DRESSER ENTECH, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

RING-O VALVE, INCORPORATED

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

DRESSER CHINA, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

LENDERS

ULT CBNA Loan Funding LLC, for itself or as agent for ULT CFPI Loan Funding LLC

By:		/s/ MIKAS N. KINS
	Name:	Mikas N. Kins
	Title:	As Attorney-in-Fact

LENDERS

NAVIGATOR CDO 2004, LTD.

By:	Antares Asset Management Inc., as Agent

By:		/s/ DAVID [illegible]
	Name:	David [illegible]
	Title:	Vice President

LENDERS

NOVA CDO 2001, LTD.

By:		/s/ STEVEN J. ROBINSON
	Name:	Steven J. Robinson
	Title:	Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for A VERY POINT CLO, LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

Sankaty Advisors, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

Sankaty High Yield Partners III, L.P.
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

PPM SPYGLASS FUNDING TRUST

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	AUTHORIZED AGENT

WINGED FOOT FUNDING TRUST

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	AUTHORIZED AGENT

LENDERS

Columbus Loan Funding Ltd.

By:	Citigroup Alternative Investments LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

LENDERS

Citigroup Investments Corporate Loan Fund Inc.

By:	Citigroup Alternative Investments LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

LENDERS

FRANKLIN FLOATING RATE DAILY ACCESS FUND
[Print Name of Financial Institution]

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

INVESCO EUROPEAN CDO I S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

PETRUSSE EUROPEAN CLO S.A.fvfv

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

KATONAH III, LTD. by Sankaty Advisors LLC as Sub-Advisors

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

LightPoint CLO 2004-1, Ltd.

By:		/S/ THIMOTHY S. VAN KIRK
	Name:	THIMOTHY S. VAN KIRK
	Title:	MANAGING DIRECTOR

LENDERS

Venture IV CDO Limited

By:	its investment advisor, MJX Asset Management LLC

By:		/s/ KEN OSTMARIN
	Name:	Ken Ostmarin
	Title:	Director

LENDERS

Clydesdale CLO 2003 Ltd [Print Name of Financial Institution]

By:		/s/ ELIZABETH MACE
	Name:	Elizabeth Mace
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Clydesdale CLO 2004, Ltd [Print Name of Financial Institution]

By:		/s/ ELIZABETH MACE
	Name:	Elizabeth Mace
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

NCRAM Loan Trust [Print Name of Financial Institution]

By:		/s/ ELIZABETH MACE
	Name:	Elizabeth Mace
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Trust Company of the West [Print Name of Financial Institution]

FIRST 2004-I CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
Name:	Vikas Mavinkurve
Title:	Vice President

By:	/s/ STEPHEN SUO
Name:	Stephen Suo
Title:	Vice President

LENDERS

Trust Company of the West [Print Name of Financial Institution]

FIRST 2004-II CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
Name:	Vikas Mavinkurve
Title:	Vice President

By:	/s/ STEPHEN SUO
Name:	Stephen Suo
Title:	Vice President

LENDERS

Trust Company of the West [Print Name of Financial Institution]

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By:	TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ VIKAS MAVINKURVE
Name:	Vikas Mavinkurve
Title:	Vice President

By:	/s/ STEPHEN SUO
Name:	Stephen Suo
Title:	Vice President

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
Name:	VIKAS MAVINKURVE
Title:	VICE PRESIDENT

By:	/s/ STEPHEN SUO
Name:	Stephen Suo
Title:	Vice President

LENDERS

TORONTO DOMINION (NEW YORK), LLC.

By:	/s/ MOSOOD FIKREE
Name:	Mosood Fikree
Title:	Authorized Signatory

LENDERS

Katonah II, Ltd. by Sankaty Advisors LLC as Sub-Advisors
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

MUIRFIELD TRADING LLC

By:		/s/ CRISTINA HIGGINS
	Name:	Cristina Higgins
	Title:	Assistant Vice President

LENDERS

ORIX Financial Services, Inc.

By:		/s/ JORGE L. JARAMILLO
	Name:	Jorge L. Jaramillo
	Title:	Managing Director

LENDERS

Aeries Finance-II Ltd.

By:	Patriarch Partners X, LLC, its Managing Agent

By:		/s/ LYNN TILTON
	Name:	Lynn Tilton
	Title:	Manager

LENDERS

Canadian Imperial Bank of Commerce [Print Name of Financial Institution]

By:		/s/ JOHN O’DOWD
	Name:	John O’Dowd
	Title:	Authorized Signatory

By:		/s/ ANISSA DUIRK
	Name:	Anissa Duirk
	Title:	Authorized Signatory

LENDERS

LONG LANE MASTER TRUST II [Print Name of Financial Institution]

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Authorized Agent

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Team Lender [Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

SEQUILS-LIBERTY, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ GLENN P DUFFY

Name:	GLENN P DUFFY, CFA
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By:	Babson Capital Management LLC as Investment Manager

By:	/s/ GLENN P DUFFY

Name:	GLENN P DUFFY, CFA
Title:	Managing Director

SUFFIELD CLO, LIMITED NEWTON CDO LTD SEABOARD CLO 2000 LTD. ELC (CAYMAN) LTD. 1999-II BABSON CLO LTD. 2003-I BABSON CLO LTD. 2004-I BABSON CLO LTD. 2005-III
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ GLENN P DUFFY

Name:	GLENN P DUFFY, CFA
Title:	Managing Director

SIMSBURY CLO, LIMITED
By:	Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:	/s/ GLENN P DUFFY

Name:	GLENN P DUFFY, CFA
Title:	Managing Director

LENDERS

CREDIT SUISSE, New York Branch (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its New York Branch)

By:		/S/ THOMAS R. CANTELLO
	Name:	Thomas R. Cantello
	Title:	Vice President

By:		/S/ MIKHAIL FAYBUSOVICH
	Name:	Mikhail Faybusovich
	Title:	Associate

LENDERS

BALLANTYNE FUNDING LLC
[Print Name of Financial Institution]

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

SunAmerica Life Insurance Company
By: AIG Global Investment Corp.,
Its Investment Adviser

/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title:	Vice President

Galaxy CLO 1999-1, Ltd.
By:	AIG Global Investment Corp.,
Its Collateral Manager

/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title:	Vice President

Galaxy CLO 2003-1, Ltd.
By:	AIG Global Investment Corp.,
Its Investment Adviser

/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title:	Vice President

Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
Its Investment Adviser

/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title:	Vice President

LENDERS

Ameriprise Certificate Company By: RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDERS

Gale Force 1 CLO, Ltd.

By:	GSO Capital Partners LP as Collateral Manager

By:		/s/ MELISSA MARANO
	Name:	Melissa Marano
	Title:	Authorized Signatory

LENDERS

BLACK DIAMOND CLO 2005-2 LTD

By:	Black Diamond Capital Management, L.L.C., as its Collateral Manager

By:		/s/ JAMES J. ZENNI, JR.
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner Black Diamond Capital Management, L.L.C.

LENDERS

Sequils-Centurion V, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

PUTNAM DIVERSIFIED INCOME TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

Highland Floating Rate LLC

By:		/s/ M. JASON BLACKBURN
	Name:	M. Jason Blackburn
	Title:	Treasurer

LENDERS

Highland Floating Rate Advantage Fund

By:		/s/ M. JASON BLACKBURN
	Name:	M. Jason Blackburn
	Title:	Treasurer

LENDERS

NAVIGATOR CDO 2004, LTD.

By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ [Illegible]
Name:
Title:

LENDERS

Jasper CLO, Ltd.

By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:		/s/ J. KEVIN CIAVARRA
	Name:	J. Kevin Ciavarra,
	Title:	Assistant Secretary Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NATEXIS BANQUES POPULAIRES

By:		/s/ DANIEL PAYER
	Name:	Daniel Payer
	Title:	Vice President

By:		/s/ LOUIS P. LAVILLE, III
	Name:	Louis P. Laville, III
	Title:	Vice President and Group Manager

LENDERS

[Print Name of Financial Institution]

By:
Name:
Title:

OAK HILL CREDIT PARTNERS I, LIMITED			OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management I, LLC As Investment Manager		By:	Oak Hill CLO Management III, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE	By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase		Name:	Scott D. Krase
	Title:	Authorized Person		Title:	Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

LENDERS

Stone Tower CDO II Ltd
By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:		/s/ MICHAEL W. DELPERCIO
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

LENDERS

Stone Tower CDO II Ltd
By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:		/s/ MICHAEL W. DELPERCIO
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

LENDERS

Stone Tower CDO III Ltd
By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:		/s/ MICHAEL W. DELPERCIO
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

LENDERS

ALLIED IRISH BANK PLC,

By:		/s/ ROISIN O’CONNELL
	Name:	Roisin O’Connell
	Title:	Vice President

By:		/s/ [Illegible]
	Name:	[Illegible]
	Title:	Co-Head _______ Finance Director of Corporate Banking North America

LENDERS

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

LENDERS

Ares VI CLO Ltd.

By:	Ares CLO Management VI, L.P., Investment Manager

By:	Ares CLO GP VI, LLC, Its Managing Member

By:		/s/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky
	Title:	Vice President

LENDERS

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:		/s/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky
	Title:	Vice President

LENDERS

Ares III CLO Ltd.

By:	ARES CLO Management LLC, Investment Manager

By:		/s/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky
	Title:	Vice President

LENDERS

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:		/s/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky
	Title:	Vice President

LENDERS

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

LENDERS

SEQUILS-Glace Bay, Ltd.

By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

LENDERS

HUDSON STRAITS CLO 2004, LTD.

By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

LENDERS

280 FUNDING I

By	GSO Capital Partners LP

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

LENDERS

FOXE BASIN CLO 2003, LTD.

By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

LENDERS

Sun Life Assurance Company of Canada (US)

By:	GSO Capital Partners LP as Sub-Advisor

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

LENDERS

Trimaran CLO IV Ltd.
By	Trimaran Advisors, L.L.C.

By:		/s/ DAVID M. MILLISON
	Name:	David M. Millison
	Title:	Managing Director

LENDERS

KZH Soleil-2 LLC

By:		/s/ WAI KEE LEE
	Name:	Wai Kee Lee
	Title:	Authorized Agent

LENDERS

KZH Soleil LLC

By:		/s/ WAI KEE LEE
	Name:	Wai Kee Lee
	Title:	Authorized Agent

LENDERS

KZH Pondview LLC

By:		/s/ WAI KEE LEE
	Name:	Wai Kee Lee
	Title:	Authorized Agent

LENDERS

Ballyrock CLO II Limited,
By	Ballyrock Investment Advisors LLC, as Collateral Manager

By:		/s/ LISA RYMUT
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

LENDERS

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:		/s/ [Illegible]
Name:
Title:

LENDERS

Black Diamond CLO 2005-1, Ltd.

By:	Black Diamond Capital Management, L.L.C. as its Collateral Manager

By:		/s/ JAMES J. ZENNI, JR.
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner Black Diamond Capital Management, L.L.C.

LENDERS

Black Diamond International Funding, Ltd.

By:		/s/ ALAN CORKISH
	Name:	Alan Corkish
	Title:	Director

LENDERS

HARBOUR TOWN FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Allstate Life Insurance Company
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:		/s/ BREEGE A. FARRELL
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

AIMCO CDO, Series 2000-A
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:		/s/ BREEGE A. FARRELL
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

AIMCO CLO, Series 2005-A
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:		/s/ BREEGE A. FARRELL
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ THOMAS H. B. EWALD
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

Eagle Creek CLO, Ltd.

By:		/s/ THOMAS N. DAVIS
	Name:	Thomas N. Davis
	Title:	A. Vice President

LENDERS

Franklin CLO I, Limited

By:		/s/ DAVID ARDINI
	Name:	David Ardini
	Title:	Vice President

LENDERS

LONG LANE MASTER TRUST IV

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Authorized Agent

LENDERS

BlackRock Senior Income Series Magnetite Asset Investors III LLC Magnetite IV CLO, Limited Magnetite V CLO, Limited Senior Loan Fund

By:		/s/ [Illegible]
	Name:	[Illegible]
	Title:	Authorized Signatory

LENDERS

Bank of Tokyo-Mitsubishi Trust Company

By:	/s/ MICHAEL L. ZION
	Name:	Michael L. Zion
	Title:	Vice President

LENDERS

Nomura Bond & Loan Fund
[Print Name of Financial Institution]

By:	/s/ [Illegiable]
Name:
Title:

	By:	UFJ Trust Bank Limited as Trustee
	By:	Nomura Corporate Research and Asset Management Inc. Attorney in Fact

LENDERS

NOVA CDO 2001, LTD.

By:	/s/ STEVEN J. ROBINSON
Name:	Steven J. Robinson
Title:	Vice President

NAVIGATOR CDO 2004, LTD.

By:	Antares Asset Management Inc., as Collateral Manager

By:
Name:
Title:

LENDERS

Bank Leum_ USA

By:	/s/ JOUNG HEE HONG
	Name:	Joung Hee Hong
	Title:	Vice President

LENDERS

CUMBERLAND II CLO LTD

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Sr. Vice President

LENDERS

LONG GROVE CLO, LIMITED

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Sr. Vice President

LENDERS

FOREST CREEK CLO, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Sr. Vice President

LENDERS

BRYN MAWR CLO, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Sr. Vice President

LENDERS

ROSEMONT CLO, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Sr. Vice President

LENDERS

Wrigley CDO, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Waveland – INGOTS, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

Southport CLO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

SEQUILS-MAGNUM, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

ROYALTON COMPANY

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

Loan Funding III LLC

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

DELANO Company

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS CAPTIVA IV Finance Ltd., as advised by Pacific Investment Management Company LLC

By:	/s/ DAVID DYER
David Dyer Director

LENDERS CAPTIVA III Finance Ltd., as advised by Pacific Investment Management Company LLC

By:	/s/ DAVID DYER
David Dyer Director

LENDERS

Addison CDO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS PINEHURST TRADING, INC.

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

PPM SHADOW CREEK FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

PPM MONARCH BAY FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

JUPITER LOAN FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

ELT LTD.

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

BIRCHWOOD FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Erste Bank New York

By:		/s/ ROBERT J. WAGMAR
	Name:	Robert J. Wagmar
	Title:	Director

By:		/s/ BRYAN LYNCH
	Name:	Bryan Lynch
	Title:	First Vice President

LENDERS

ELF Funding Trust III			MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.

By:	New York Life Investment Management LLC, as Attorney-in-Fact		By:	New York Life Investment Management LLC

By:		/s/ ROBERT H. DIAL	By:		/s/ ROBERT H. DIAL
	Name:	ROBERT H. DIAL		Name:	ROBERT H. DIAL
	Title:	Managing Director		Title:	Managing Director

NYLIM Flatiron CLO 2004-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL
	Name:	ROBERT H. DIAL
	Title:	Managing Director

LENDERS

DARIEN LOAN FUNDING COMPANY

By:		/s/ LAURA L. TORRADO
	Name:	LAURA L. TORRADO
	Title:	AUTHORIZED SIGNATORY

LENDERS

LOAN FUNDING XIII for itself or as agent for Corporate Funding XIII, as a Lender

By:		/s/ JONATHAN J. MARKS
	Name:	Jonathan J. Marks
	Title:	Principal

Silvermine Capital Management, LLC
263 Tresser Blvd.
10th Floor
Stamford, CT 06901
(T) 203 399-3030
(F) 203 399-3002

LENDERS

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC as its Investment manager

By:	/s/ [Illegible]
Name:	[Illegible]
Title:	Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC as its Investment manager

By:	/s/ [Illegible]
Name:	[Illegible]
Title:	Vice President

ING PRIME RATE TRUST
By:	ING Investment Management Co. as its Investment manager

By:	/s/ [Illegible]
Name:	[Illegible]
Title:	Vice President

ING SENIOR INCOME FUND
By:	ING Investment Management Co. as its Investment manager

By:	/s/ [Illegible]
Name:	[Illegible]
Title:	Vice President

LENDERS

Avenue CLO Fund, Limited

By:		/s/ RICHARD D’ADDARIO
	Name:	Richard D’Addario
	Title:	Senior Portfolio Manager

LENDERS

INDOSUEZ CAPITAL FUNDING VI, LIMITED, as a Lender
By:	LYON CAPITAL MANAGEMENT LLC As Collateral Manager

	By:		/s/ ALEXANDER B. KENNA
		Name:	Alexander B. Kenna
		Title:	Portfolio Manager

LENDERS

LCM II LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC, As Collateral Manager
[Print Name of Financial Institution]

	By:		/s/ ALEXANDER B. KENNA
		Name:	Alexander B. Kenna
		Title:	Portfolio Manager

LENDERS

LCM I LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC, As Collateral Manager
[Print Name of Financial Institution]

By:	/s/ ALEXANDER B. KENNA
Name:	Alexander B. Kenna
Title:	Portfolio Manager

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

GENERAL ELECTRIC CAPITAL CORPORATION

By:		/s/ JEFFREY SKINNER
	Name:	Jeffrey Skinner
	Title:	Duly Authorized Signatory

LENDERS

Stanfield Carrera CLO, Ltd.
By:	Stanfield Capital Partners LLC as its Asset Manager
[Print Name of Financial Institution]

By:		/s/ STEPHEN M. ALFIERI
	Name:	Stephen M. Alfieri
	Title:	Managing Partner

LENDERS

Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners LLC as its Collateral Manager
[Print Name of Financial Institution]

By:		/s/ STEPHEN M. ALFIERI
	Name:	Stephen M. Alfieri
	Title:	Managing Partner

LENDERS

Stanfield Quattro CLO, Ltd.
By:	Stanfield Capital Partners LLC As its Collateral Manager
[Print Name of Financial Institution]

By:		/s/ STEPHEN M. ALFIERI
	Name:	Stephen M. Alfieri
	Title:	Managing Partner

LENDERS

Fall Creek CLO, Ltd.

By:	/s/ AMY L. GIBSON
Amy L. Gibson, Vice President

LENDERS

CONTINENTAL ASSURANCE COMPANY on behalf of its Separate Account (E) [Print Name of Financial Institution]

By:		/s/ DENNIS R. HEMME
	Name:	Dennis R. Hemme
	Title:	Vice President and Treasurer

LENDERS

CONTINENTAL CASUALTY COMPANY [Print Name of Financial Institution]

By:		/s/ DENNIS R. HEMME
	Name:	Dennis R. Hemme
	Title:	Vice President and Treasurer

LENDERS

AMMC CLO III, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:		/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDERS

IDS Life Insurance Company

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDERS

Centurion CDO VII, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDERS

Centurion CDO VI, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDERS

Centurion CDO III, Limited

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDERS

Centurion CDO II, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations